EXH. 99.17

                           PACIFIC HORIZON FUNDS, INC.
                              FLEXIBLE INCOME FUND
                                   PROXY CARD

                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                      PACIFIC HORIZON FLEXIBLE INCOME FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON FLEXIBLE INCOME FUND

VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of the shares of designated classes of the corresponding Nations fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all of the assets and liabilities of Pacific Horizon; and (d) the dissolution under state law and the deregistration under the Investment Company Act of 1940, as amended, of Pacific Horizon.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        -----------------------   ---------
                                        Signature                  Date

                                        -----------------------   --------
                                        Signature (Joint Owners)   Date

                           PACIFIC HORIZON FUNDS, INC.
                          NATIONAL MUNICIPAL BOND FUND
                                   PROXY CARD

                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                  PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON NATIONAL MUNICIPAL BOND FUND

VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of the shares of designated classes of the corresponding Nations fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all of the assets and liabilities of Pacific Horizon; and (d) the dissolution under state law and the deregistration under the Investment Company Act of 1940, as amended, of Pacific Horizon.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        -----------------------   ----
                                        Signature                 Date

                                        -----------------------   ----
                                        Signature (Joint Owners)  Date

                           PACIFIC HORIZON FUNDS, INC.
                           SHORT-TERM GOVERNMENT FUND
                                   PROXY CARD

                 SPECIAL MEETING OF SHAREHOLDERS-APRIL 12, 1999

         The undersigned hereby appoints Stephen M. Wyane, Jay F. Nesblatt, Gary
M. Gardners and J. Robert Dugan (the "Proxies") and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Pacific Horizon Funds, Inc. ("Pacific Horizon") to be held at 400 Bellevue Parkway, Wilmington, Delaware, at 10:00 A.M. (EASTERN TIME), on Monday, April 12, 1999, and at any adjournment or adjournments thereof. The proxies will cast votes according to the number of shares of the

                   PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND

(the "Fund") which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED FEBRUARY 1, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PACIFIC HORIZON, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. YOU MAY VOTE BY
(1) FAXING THE PROXY BALLOT TO A.D.P. PROXY SERVICES AT (704) 388-2641; OR (2) TOUCHTONE VOTING AT (800) 690-6903; OR (3) ON-LINE VOTING AT WWW.PROXYVOTE.COM; OR (4) BY MAILING IT IN THE ENCLOSED POSTAGE PAID ENVELOPE. PLEASE MAKE SURE YOU MARK, SIGN AND DATE YOUR PROXY CARD.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. PROXIES RETURNED WITHOUT ANY SPECIFICATION WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PACIFIC HORIZON SHORT-TERM GOVERNMENT FUND

VOTE ON PROPOSAL

              1. To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates (a) the transfer of all of the assets and liabilities of the Fund to a corresponding fund of Nations Fund Trust in exchange for shares of a designated class of such Nations Fund of equal value; (b) the distribution of the shares of designated classes of the corresponding Nations fund to shareholders of each Pacific Horizon Fund; (c) the transfer of all of the assets and liabilities of Pacific Horizon; and (d) the dissolution under state law and the deregistration under the Investment Company Act of 1940, as amended, of Pacific Horizon.

                                 |_|FOR         |_|AGAINST        |_|ABSTAIN



               THIS PROPOSAL HAS BEEN PROPOSED BY PACIFIC HORIZON.

         In their discretion, the Proxies, and either of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.



                                        ----------------------------   ----
                                        Signature                      Date

                                        ----------------------------   ----
                                        Signature (Joint Owners)       Date